                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CUISINE SOLUTIONS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials:

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    [ ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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


                             CUISINE SOLUTIONS, INC.
                              85 SOUTH BRAGG STREET
                           ALEXANDRIA, VIRGINIA 22312
                                 (703) 750-9600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Cuisine Solutions, Inc. (the "Company") will be held at the Washington Dulles Airport Marriott Hotel, 45020 Aviation Drive, Dulles, Virginia, 20166 on Tuesday, October 26, 1999, at 2:00 p.m., local time, for the following purposes:

       1. To elect eight directors to hold office for one year or until their successors are elected and qualified.

       2.     To approve or disapprove the Company's 1999 Stock Option Plan.

       3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

       Only the stockholders of record at the close of business on September 30, 1999 will be entitled to vote at the Annual Meeting.

       All stockholders are requested to be present at the Annual Meeting in person or by proxy. For the convenience of those stockholders who do not expect to attend the Annual Meeting in person and desire to have their stock voted, a form of proxy and an envelope for which no postage is required, are enclosed. Any proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

       Please complete, sign, date and mail promptly the accompanying proxy card in the return envelope furnished for that purpose, whether or not you plan to attend the Annual Meeting. Your cooperation is appreciated since a majority of the outstanding shares of Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

By Order of the Board of Directors


Jean-Louis Vilgrain
Chairman of the Board

Alexandria, Virginia
October 1, 1999

                             CUISINE SOLUTIONS, INC.
                              85 SOUTH BRAGG STREET
                           ALEXANDRIA, VIRGINIA 22312

                                 PROXY STATEMENT

       This Proxy Statement is furnished to stockholders of Cuisine Solutions, Inc., a Delaware corporation (the "Company") in connection with the Annual Meeting of Stockholders to be held on October 26, 1999 (the "Annual Meeting"). This Proxy Statement, the notice to stockholders, and the enclosed proxy card are being mailed to stockholders of the Company on or about October 1, 1999.

                             SOLICITATION OF PROXIES

       Proxies in the form enclosed are solicited by and on behalf of the Board of Directors of the Company (the "Board"). The individuals named as proxies are Mr. Jean-Louis Vilgrain and Mr. Stanislas Vilgrain. Proxies may be solicited by use of the mails, by personal interview, or by telephone and may be solicited by officers and directors, and by the other employees of the Company. All costs of solicitation of proxies will be borne by the Company.

       All shares of common stock of the Company, par value $.01 per share ("Common Stock"), represented by proxies received will be voted in accordance with the instructions contained therein. In the absence of voting instructions, the shares of Common Stock will be voted for the nominees listed herein and for the adoption of the Cuisine Solutions, Inc. 1999 Stock Option Plan (the "1999 Plan"). Any proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       At the close of business on September 30, 1999, there were 13,255,838 shares of Common Stock outstanding, which represent all of the voting securities of the Company. Each share of Common Stock is entitled to one vote per share. Stockholders do not have cumulative voting rights in the election of directors to the Board. A list of stockholders of the Company at the close of business on September 30, 1999 will be available for inspection during normal business hours during the ten days prior to the meeting at the offices of the Company at 85 South Bragg Street, Alexandria, Virginia 22312, and will also be available at the meeting. Only stockholders of record at the close of business on September 30, 1999 will be entitled to vote at the Annual Meeting.

       For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under Delaware law and the Company's By-Laws, the election of directors at the Annual Meeting will be determined on the basis of a percentage of votes cast at the Annual Meeting and requires the affirmative vote of the holders of a plurality of the Company's Common Stock represented and voting at the Annual Meeting for approval. All other matters expected to be submitted for consideration at the Annual Meeting require the affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the Annual Meeting for approval.

       The following table sets forth, as of September 30, 1999, certain information as to the number of shares of Common Stock beneficially owned by each person who is known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock based upon reports on Schedule 13D filed with the Securities and Exchange Commission (the "SEC") or other reliable information.

                                                               Amount and Nature of                  Percent of
Name and Address of Beneficial Owner (1)                       Beneficial Ownership                     Class
--------------------------------------------------------   ------------------------------   ------------------------------
Food Research Corporation                                            7,181,588                          54.2%
85 South Bragg Street, Suite 600
Alexandria, Virginia 22312

Gruber McBaine Capital Management                                    1,555,057                          11.7%
50 Osgood Place
San Francisco, California 94133

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting -or investment power with respect to securities.

       The following table sets forth as of September 30, 1999 the beneficial ownership of each director, nominee for director, each named executive officer, and the directors and executive officers of the Company as a group.

Name of Beneficial Owner                                                          Amount and
                                                                                   Nature of                 Percent
                                                                              Beneficial Ownership          of Class
Jean-Louis Vilgrain.................................................             7,194,088 (1)                54.2%
Alexandre Vilgrain..................................................             7,194,088 (1)                54.2%
Stanislas Vilgrain .................................................             7,775,588 (1)                57.3%
Carl Youngman ......................................................               102,500 (2) *
Michael C. McCloud .................................................               136,000 (2)                 1.0%
Robert Murphy ......................................................                53,500 (2) *
Charles McGettigan..................................................                12,500 (3) *
David Jordan........................................................                12,500 (3) *
Nancy Schaefer......................................................                12,500 (3) *
Bruno Goussault ....................................................                12,500 (3) *

Directors, nominees and executive officers
  as a group (10 persons)...........................................             8,130,588                    58.3%

---------------
*      Less than one percent.

(1) Jean-Louis Vilgrain, Chairman of the Company, is Chairman and President of Food Research Corporation, a Delaware corporation ("FRC"). FRC is a controlled subsidiary of Secria Europe, S.A. ("Secria

       Europe"). Jean-Louis Vilgrain is also a director of Secria Europe. The equity ownership of Secria Europe is held in equal amounts by the five children of Jean-Louis Vilgrain, including Stanislas Vilgrain, an officer and director of the Company, and Alexandre Vilgrain, a director of the Company. As a result of his directorship in Secria Europe and his position as President and director of FRC, Jean-Louis Vilgrain may be deemed to be the beneficial owner of the 7,181,588 shares of Common Stock held directly by FRC. In addition, as a result of their ownership of a 20% equity interest in Secria Europe, respectively, Stanislas and Alexandre Vilgrain each may be deemed to be the beneficial owner of these 7,181,588 shares of Common Stock of the Company held by FRC. The beneficial ownership of Jean-Louis Vilgrain also includes 12,500 shares issuable pursuant to options granted under the 1999 Plan. The beneficial ownership of Alexandre Vilgrain also includes 12,500 shares issuable pursuant to the options granted under the 1999 Plan. The beneficial ownership of Stanislas Vilgrain also includes 324,000 shares issuable pursuant to options granted under stock option plans of the Company, including the Company's 1992 Stock Option Plan (the "1992 Plan") and the Company's 1986 Stock Option Plan.

(2) Includes shares issuable pursuant to options granted under the 1992 Plan in the amount of 90,000 for Carl Youngman, 125,000 for Michael McCloud and 52,500 for Robert Murphy. The beneficial ownership of Carl Youngman includes 12,500 shares issuable pursuant to options granted under the 1999 Plan.

(3) Includes 12,500 shares issuable pursuant to options granted under the 1999 Plan.

                              ELECTION OF DIRECTORS

       Eight nominees for director are to be elected to the Board for one year to serve until the Annual Meeting of Stockholders in 2000 or until their successors are elected and qualified. All nominees are currently serving as directors.

       Unless otherwise specified, proxies received will be voted for the election of the eight nominees to the Board set forth below. All such nominees have indicated that they are willing and able to serve as directors. If any nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. Each director will be elected to the Board by a plurality vote of Common Stock represented, in person or by proxy, at the Annual Meeting. Therefore, an abstention from voting will be counted neither for nor against the election of any nominee for director to the Board.

       The name, principal occupation and selected biographical information of each nominee to the Board are set forth below:

       Mr. Jean-Louis Vilgrain, age 65, has been Chairman of the Company since September 1977 and has served as director since November 1974. In addition, Mr. J.L. Vilgrain served as Chief Executive Officer of the Company from September 1977 until October 1993. Mr. J.L. Vilgrain is Chairman and President of the JLVilgrain Group, and is President of Secria Europe, a French holding company controlling the JLVilgrain Group. The JLVilgrain Group is an international consortium of food related businesses and industries with interests ranging from production engineering to retail food establishments. He is also Chairman and President of FRC, the majority stockholder of the Company, and a holding company for certain African and Pacific Rim companies. Mr. J.L. Vilgrain was President from 1978 to 1989 of Grands Moulins de Paris, an international milling and food processing company incorporated in France.

       Mr. Stanislas Vilgrain, age 40, was appointed President and Chief Executive Officer in October 1993, having served as President and Chief Operating Officer of the Company since June 1991 and as a director since 1991. He served as President of the Vie de France Culinary Division from July 1987 to June 1991. Previously, he was employed by Vie de France Corporation as Director of Staff Operations from August 1986 through June 1987. He was Manager of the Vie de France Corporation's San Francisco bakery from January 1986 through August 1986, after having served as Assistant Manager of the Denver bakery from July 1984 through December 1985. Prior to joining Vie de France Corporation, he was Assistant to the Director of Research & Development for the Bakery Division of Grands Moulins de Paris from June 1983 to July 1984, and was Regional Manager of Operations and Sales from July 1982 through May 1983 for O.F.U.P., a publication distributor in Paris, France. Mr. Stanislas Vilgrain is the son of Mr. Jean-Louis Vilgrain and the brother of Mr. Alexandre Vilgrain.

       Mr. Alexandre Vilgrain, age 43, has been employed by S.O.M.D.I.A.A., an international food processing company, since 1980. He has served in the capacity of Vice General Manager since January 1987. From January 1982 to December 1986 he served as Secretary, and from April 1980 to December 1981 he was Field Manager of that company. In 1995, Mr. A. Vilgrain was appointed President of SETUCAF, a holding company for the JLVilgrain Group trading in the sugar and cereal industry in Africa. He was elected to the Board in 1991. Mr. Alexandre Vilgrain is the son of Mr. Jean-Louis Vilgrain, and the brother of Mr. Stanislas Vilgrain.

       Mr. Bruno Goussault, age 57, has been employed since 1991 by Centre de Recherche d'Etude pour l'Alimentation (a food industry research center) as Scientific Managing Director. From 1981 to 1990, he served as Director of Research for the Institut Superieur de l'Alimentation (Food Industry Institute), while from 1975 to 1981 he served as Assistant Laboratory Director for the Institute. Prior to working at the Institute, Mr. Goussault worked in a number of capacities within the food engineering industry. Mr. Goussault received an advanced degree in engineering from the National School of Agricultural and Food Industries. He also holds several other advanced degrees, including a Doctorate of Economic Development from Paris Pantheon. Mr. Goussault is considered internationally as a leading expert in the sous vide field. He became a member of the Board in 1993.

       Mr. Carl M. Youngman, age 56, was appointed Treasurer in October 1996. He served as Chief Financial Officer of the Company from February 1996 to November 1997. Mr. Youngman has over twenty six years of experience in executive-level positions. During this period he has been an executive in over twenty companies and an advisor to over fifty other companies. From 1993 to the present, Mr. Youngman has been the senior partner of Youngman and Charm, a professional firm that specializes in corporate renewal and corporate finance. Mr. Youngman holds a B.S. degree in Electrical Engineering from Worcester Polytechnic Institute and a Master's Degree from Harvard Business School. He became a member of the Board in 1996.

       Carl M. Youngman signed a consent decree December 4, 1995, to resolve an action brought against him by the SEC for alleged insider-trading in violation of the federal securities laws. The transaction at issue occurred in 1992 and involved Youngman's purchase of shares of American Biltrite Inc., ("ABL") allegedly on the basis of material non-public information conveyed to him by a friend who was ABL's Chief Operating Officer. By signing the decree, Youngman consented to an Order issued by the United States District Court for the District of Massachusetts, enjoining him from future violations of Section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78j(b)) and rule 10b-5 thereunder (17 C.F.R. Section 240.10b-5), as well as requiring him to pay approximately $9,000 to the SEC representing the profits from the transaction plus interest, and a penalty.

         Mr. Charles McGettigan, age 53, was a co-founder and is a general partner of Proactive Investment Managers, L.P. which is the general partner of Proactive Partners, L.P., a San Francisco-based merchant banking fund. Mr. McGettigan is a graduate of Georgetown University and has been an investment banker since receiving his MBA in Finance from the Wharton School at the University of Pennsylvania in 1969. From 1970 to 1978 Mr. McGettigan was with Blyth Eastman Dillon's corporate finance department in New York and then in San Francisco from 1978 to 1980. In 1975, he was made a partner at Blyth and a Senior Vice President in 1978. He was a Senior Vice President of Dillon, Read & Co., running its corporate finance activities in San Francisco from 1980 through 1982. In January 1983, Mr. McGettigan was a founding partner of Woodman, Kirkpatrick & Gilbreath, which was sold to Hambrecht & Quist in September 1984. Mr. McGettigan was a co-founder, in November 1988, and continues to be a managing director of McGettigan, Wick & Co., Inc., an investment banking firm. Mr. McGettigan currently serves on the Boards of Directors of Digital Dictation, Inc., I-Flow Corporation, Modtech Inc., Onsite Energy Corporation, PMR Corporation, Phoenix Network Inc., Sonex Research, Inc. Tanknology-NDE Corp., and Wray-Tech Instruments, Inc. He became a member of the Board in 1997.

       Mr. David Jordan, age 46, is Vice President for Pepsi Cola North America Fountain Division. From 1996 until recently Mr. Jordan was Senior Vice President of Business Development for Shoney's Corporation. He served as President of Sonic Corporation's Sonic Industries Franchising Subsidiary from 1994 to 1996. From 1989 to 1994 Mr. Jordan was Director of National Accounts for Coca-Cola's Fountain Division and prior to that was District Manager for Proctor and Gamble's Foodservice Division for 10 years. Mr. Jordan served as an Army Lieutenant for the 82nd Airborne Command at Fort Bragg as a Master Parachuter for three and a half years. He became a member of the Board in October 1998.

Ms. Nancy Schaefer, age 46, is a founding partner of Consumer Dynamics, a marketing and new products consulting firm located in New York City. Prior to that, she was a Consultant and Project Director for Kane, Bortree and Faith Popcorn. She began her career in advertising at Young & Rubicam, followed by marketing at General Foods, where she was the Vice President of Marketing for Culinova, a refrigerated meals venture. In her capacity as a consultant, she has worked with leading food companies like Kraft Foods, Entemann's, Con Agra, Campbell Soup Company, Clorox Foods and Lipton. Ms. Schaefer has a B.A. from Occidental College in Los Angeles, and an MBA from Columbia University in New York City. She became a member of the Board in October 1998.

BOARD COMMITTEES AND MEETINGS

       Committees of the Board include the Audit Committee, the Stock Option Committee, the Compensation Committee and the Technology Committee.

       The Audit Committee consists of Mr. Charles McGettigan and Mr. Carl Youngman. The Audit Committee's functions include making recommendations to the Company regarding the selection of independent accountants, conferring with the independent accountants and reviewing the scope and fees of the prospective annual audit and the results of their work. The Audit Committee reviews the Company's financial statements and the adequacy of the internal auditing, accounting, financial controls and procedures. The committee held three meetings during fiscal year 1999, and each committee member attended all meetings.

       The Stock Option Committee was established pursuant to the adoption of the 1992 Plan and is made up of Mr. McGettigan and Mr. Youngman. The Stock Option Committee's function is to grant options to eligible employees and to administer the 1992 Plan and the 1999 Plan. The committee held three meetings during fiscal year 1999. Each committee member attended all meetings.

       The Compensation Committee consists of Mr. McGettigan and Mr. Youngman. The Compensation Committee's function is to review and approve all compensation packages totaling over $99,500. The committee held three meetings during fiscal year 1999. Each committee member attended all meetings.

       The Technology Committee is made up of Mr. Goussault and Mr. Stanislas Vilgrain. The Technology Committee's function is to oversee the implementation, application, efficiency and quality standards of sous vide technology to the Company's production facilities. This committee meets through on-site inspection and performs written recommendations to Company management on an as-needed basis. The committee held four meetings during fiscal year 1999. Each committee member attended all meetings.

       The Board currently does not have a nominating committee. Although there are no formal procedures for the stockholders to nominate persons to serve on the Board, the Board will consider recommendations from stockholders, which should be addressed to Robert Murphy, Chief Financial Officer of the Company, at the Company's address.

       During fiscal year 1999, there were four meetings of the Board of Directors. Each Board member attended the meeting during his respective directorship, with the exception of Mr. A. Vilgrain, who was unable to attend any of the meetings.

SECTIONS 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more that ten percent of the issued and outstanding shares of Common Stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company.

       Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons that no filings were required for those persons, the Company believes that during the last fiscal year all required filings were timely made as required by Section 16(a). SEC rules require the Company to disclose all known delinquent Section 16(a) filings by its officers, directors and ten percent stockholders in this Proxy Statement.

NOTICE OF DELISTING FROM NASDAQ

       On November 30, 1998, the Company was notified by the NASDAQ Stock Market, Inc., that the Company failed to maintain a closing bid price of greater than or equal to $1.00 in accordance with Marketplace Rule 4450(a) under Maintenance Standard 1. The Company was delisted from the NASDAQ at the close of trading on November 30, 1998. The Company currently trades on the NASDAQ OTC Bulletin Board Market Quotation System.

                        EXECUTIVE OFFICERS OF THE COMPANY

       In addition to Jean-Louis Vilgrain, Stanislas Vilgrain and Carl Youngman, for whom biographical information is included under "ELECTION OF DIRECTORS," the following are executive officers of the Company:

NAME                      AGE  OFFICE HELD WITH COMPANY                                   SINCE
----                      ---  ------------------------                                   -----
Michael C. McCloud        36   Executive Vice President                                   1996

Robert Murphy             36   Vice President and Chief Financial Officer                 1997


       Mr. McCloud joined the Company as Executive Vice President in October 1996. Prior to joining the Company, Mr. McCloud was Vice President of Sales for Edwards Baking Company since July 1994. He previously served as Edwards' Vice President of Marketing, and as that Company's Director of Marketing. Before joining Edwards, Mr. McCloud was Director of Marketing for Borden, Inc.'s snacks and international consumer products division. He has also held sales and marketing positions with units of Coca-Cola, USA and Procter & Gamble.

       Mr. Murphy joined the Company in November 1997 and was appointed Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Murphy was with Edwards Baking Company since 1993 as Senior Director of Acquisitions and New Business Integration's and Operations Controller. Prior to 1993, Mr. Murphy worked with Bunge Foods since 1988 in the bakery and dairy industrial ingredient divisions in senior accounting positions.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table provides information concerning compensation paid by the Company to each of the named executive officers of the Company, consisting of the Chief Executive Officer and the two other most highly compensated officers of the Company whose compensation exceeded $100,000 during fiscal 1999, for each of the Company's last three fiscal years.


                                                SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          ALL OTHER
                                                                                                                          COMPENSA-
                                                                                                            LONG TERM       TION
     NAME AND PRINCIPAL POSITION               YEAR                   ANNUAL COMPENSATION                 COMPENSATION      ($)(3)
                                                            -----------------------------------------------------------------------
                                                                                           OTHER ANNUAL    SECURITIES
                                                                           BONUS ($)       COMPENSATION    UNDERLYING
                                                            SALARY ($)        (1)            ($) (2)       OPTIONS (#)
-----------------------------------------------------------------------------------------------------------------------------------
STANISLAS VILGRAIN
 President and Chief Executive Officer         1999          185,000        150,000            7,457          50,000        3,613
 President and Chief Operating Officer         1998          191,480                          15,353              --        6,286
 President and Chief Operating Officer         1997          181,100                          16,000         200,000        3,374
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL McCLOUD (5)
Executive Vice President                       1999          175,000        100,000           70,945          50,000        5,381
Executive Vice President                       1998          233,323             --            3,257              --        5,274
Executive Vice President                       1997          123,000             --            5,300         150,000           --
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT MURPHY(5)
 Vice President - Chief Financial Officer      1999          110.000         60,000           12,015          50,000           --
 Vice President - Chief Financial Officer      1998           65,581             --               --          80,000           --
-----------------------------------------------------------------------------------------------------------------------------------


1) The Company's executive officers are eligible for cash bonuses under the Company's Executive Incentive Compensation Plan, which are based on objectives determined by the Compensation Committee of the Board. See "BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION."

2) Other annual compensation consists of annual car allowances and relocation expenses.

3) All other compensation consists of 401(k) and supplemental retirement plan matching funds paid by the Company.

STOCK OPTIONS

The following table sets forth certain information regarding stock options granted to the named executive officers during the Company's 1999 fiscal year. No stock appreciation rights were granted during fiscal year 1999.

                                             OPTION GRANTS IN FISCAL YEAR 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                                 ASSUMED ANNUAL RATES OF STOCK PRICE
                                    CURRENT YEAR INDIVIDUAL GRANTS                                APPRECIATION FOR OPTION TERM (2)
-------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                 SECURITIES
                                 UNDERLYING     PERCENT OF TOTAL
                                   OPTIONS      OPTIONS GRANTED TO  EXERCISE OR
                                   GRANTED    EMPLOYEES IN FISCAL   BASE PRICE
      NAME                         (#) (1)           YEAR             ($/SH)      EXPIRATION DATE
                                                                                                  ----------------------------------
                                                                                                       5% ($)             10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Stanislas Vilgrain                 50,000             25%             $.656          10/28/08

Michael McCloud                    50,000             25%             $.656          10/28/08

Robert Murphy                      50,000             25%             $.656          10/28/08
------------------------------------------------------------------------------------------------------------------------------------


(1) The options were granted under the 1992 Plan. Under the 1992 Plan, each option granted may be exercised during the period of the employee's continuous employment by the Company, or within three months thereafter, or within one year after the employee's death or total and permanent disability, if the death or total and permanent disability occurs while employed or if the death occurs during the three months after termination; provided that no option is exercisable after its expiration date. All options granted in fiscal year 1999 expire within ten years from the date of grant. All unvested options of an optionee become fully vested and exercisable upon the death or total and permanent disability of an optionee and all unvested options of all optionees become fully vested and exercisable upon a change of control of the Company. A change of control is defined as an event, the result of which would be that more than 50% of the voting stock of the Company would be owned by persons or entities other than FRC or any persons controlling or controlled by FRC. Grants vest and become exercisable to the extent of 25% of the total on the day of grant, and 25% of the total on each of the first three anniversaries of the date of grant.

(2) These amounts are based on compounded annual rates of stock price appreciation of five and ten percent over the ten year term of the options and are mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, as well as the option holder's continued employment throughout any applicable vesting period. Thus, the values reflected in this table are based on hypothetical rates and these values may not be achieved or may be exceeded. The value indicated in this table is a net amount, as the aggregate exercise price has been deducted from the final appreciated value.



       The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1999 fiscal year and the year-end values of unexercised options held by such executive officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999

                                                    AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Securities Underlying
                                                                   Unexercised Options at Fiscal   Value of Unexercised in-the-Money
                                                                            Year End(#)             Options at Fiscal Year End ($)
                        Shares Acquired on                                  Exercisable\                      Exercisable\
       Name                  Exercise         Value Realized ($)           Unexercisable                     Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Stanislas Vilgrain             None                  None                190,000 \ 171,500                   4,300\12,900

Michael McCloud                None                  None                 125,000\ 75,000                    4,300\12,900

Robert Murphy                  None                  None                 52,500 \ 77,500                    4,300\12,900
------------------------------------------------------------------------------------------------------------------------------------


COMPENSATION OF DIRECTORS

       Each Director, except for the Chairman of the Board and the President, receives $7,000 per year for serving on the Board and attending special and annual meetings. For fiscal year 1999, the Chairman of the Board received a total of $1,000 for serving in that capacity. Members of the committees receive $1,000 each for service on each committee. No fees are paid to members of the Technology Committee, except as set forth below. The Company also reimburses directors for their costs incurred in attending meetings of the Board of Directors.

       Mr. Goussault, who serves on the Technology Committee, provides engineering consulting services to the Company through his own company, at his normal billing rates. As a member of the Technology Committee, Mr. Goussault is paid an annual fee of $15,000, less the amount of any engineering consulting fees paid to him during the fiscal year. During fiscal year 1999, Mr. Goussault was paid approximately $37,000 in consulting fees by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Carl Youngman and Charles McGettigan. Mr. Youngman is an executive officer of the Company. Mr. Youngman receives compensation for services rendered to the Company, in the role of Treasurer, of $20,000 paid in quarterly installments. In addition to these fees, approximately $11,000 was paid by the Company in fiscal year 1999 to a finance company for a leased vehicle registered to Mr. Youngman.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

       In fiscal year 1999 the full Board approved the Company's compensation policy.

EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES

       The Board evaluates and sets the base salary for the Chief Executive Officer (the "CEO") of the Company. The CEO evaluates and sets the base salaries for all other executive officers of the Company. In addition, the Compensation Committee evaluates and sets the parameters for the Executive Incentive Compensation Plan ("EICP"). The Stock Option Committee of the Board administers the Company's 1992 and 1999 Stock Option Plans.

       The major objective of the Company's compensation program is to align compensation with business results. The Company's program is designed to (1) attract, retain, and reward senior management who are able to meet and exceed business objectives, (2) tie a meaningful portion of compensation to the achievement of improved earnings growth and other business objectives, and (3) provide stock-based long term incentives to executives that directly link their compensation to stock appreciation. To this end, the components of the compensation program include base salary, results-based cash incentives, and long-term equity-based rewards.

       Base Salary

       The Directors set the base salary for the CEO based upon the historical salary levels for the past five years, along with Company performance and prevailing food service industry conditions. The CEO sets base salary for each other executive officer based on the relative level of responsibility of the respective position within the organization, and the base salaries paid to executives holding similar positions within the same industry.

       Incentive Compensation

       The EICP provides the opportunity for eligible executives to earn a specified percentage of division and/or Company operating income on the achievement of pre-determined objectives. The Board establishes the percentages and goals for the CEO, and the CEO establishes the percentages and the goals for each other eligible executive based on the responsibility of each executive position. The percentage so established for each executive is then applied to revenues, profits, and achievement of targeted profit levels, or a combination thereof, as deemed appropriate by the Board or the CEO, as the case may be. No profit related incentive compensation is paid to these executives should the results of the division and/or the Company be unprofitable.

       Stock Option Program

       The 1992 Stock Option Plan was established to provide additional incentive and reward to those executives who deliver the results that maximize stockholder value. Stock Options valued at fair market value as of the date of grant provide potential reward based on the Company's future stock performance. Additionally, the option program for executives utilizes vesting periods to encourage key executives to continue in the employ of the Company. One of the factors considered by the Stock Option Committee in granting options is the relative level of responsibility of the executive officer's position within the Company.

Policy with Respect to Section 162(m) Deduction Limit

In light of the Company's historical compensation practices, the Company has not adopted a policy with respect to deduction limits under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

       The compensation level for Mr. Stanislas Vilgrain, the CEO of the Company, is a combination of salary, incentive compensation, and stock options. The Compensation Committee reviews the salary level of the CEO on an annual basis and makes a recommendation to the Board, after consideration of company performance relative to its business plan, individual performance of the CEO, the expected objectives for the coming year, and other factors that the Board may, in its discretion, deem relevant at that time.

       In recognition of the responsibilities of the CEO, including that of attaining the goal of Company profitability, the Board established Mr. S. Vilgrain's incentive compensation program to include 3.5% consolidated after tax profit if above budget, and other discretionary compensation as the Board deems appropriate.

       In preparation for making any decision regarding the grant of stock options, the Stock Option Committee evaluates Mr. S. Vilgrain's past achievements and his critical leadership role in the Company's future success. In addition, the Stock Option Committee is mindful of the goals described above and its intent to use the Stock Option Plan as a means to align the financial interest of the CEO with those of the Company's stockholders.

                                         Jean-Louis Vilgrain
                                         Stanislas Vilgrain
                                         Alexandre Vilgrain
                                         Bruno Goussault
                                         Charles McGettigan
                                         Carl Youngman
                                         Nancy Schaefer
                                         David Jordan
                                         The Board of Directors of the Company

                        FIVE-YEAR PERFORMANCE COMPARISON

       The following graph shows the changes over the past five-year period in the value of $100 invested in Common Stock of the Company, the NASDAQ Stock Market-US Index and the Dow Jones Food Index. The Company has been notified by NASDAQ that it does not meet the minimum bid requirement to be included in the NASDAQ National Market. The Company currently trades on the NASDAQ OTC Bulletin Board.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG CUISINE SOLUTIONS, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                          AND THE DOW JONES FOOD INDEX

                                    [GRAPH]

                                                              DOLLARS
                                    --------------------------------------------------------
                                         6/94      6/95     6/96     6/97     6/98      6/99
CUISINE SOLUTIONS, INC.                $ 100      $ 81     $ 56     $ 33     $ 22      $ 30
NASDAQ STOCK MARKET (U.S.)               100       133      171      208      274       393
DOW JONES FOOD                           100       127      151      199      232       212


* $100 INVESTED ON 6/30/94 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

                              CERTAIN TRANSACTIONS

       The Company receives consulting services under an agreement with Food Investors Corporation ("FIC"), which is majority owned by Secria Europe. FRC, the majority stockholder of the Company, also owns Secria Europe. Pursuant to the consulting agreement, FIC provides services related to management, planning, strategy development and pursuing world-wide interests of the Company. This agreement is renewable by the Company annually. The amount paid by the Company to FIC in fiscal year 1999 was $144,000.

       During fiscal year 1998 the Company issued an employee loan in the amount of $375,000. The loan of $375,000 was combined with the loan this officer had outstanding in the amount of $45,000 at the end of fiscal year 1997. The revised loan amount of $420,000 bears interest of at 6.5% per annum and is payable on October 1, 2002 and is collateralized by the employee's home. Payments on the loan will be derived from the equity proceeds from the sale of the employees first residence, a portion of future annual bonuses to be paid to the employee by the Company as negotiated. All outstanding balances of the note, including principal and interest accrued thereon, shall become payable in full on October 1, 2002. At the end of fiscal year 1998 the employee sold his first residence and applied the net proceeds of $26,000 from the sale of the residence as payment towards the loan.

       At June 27, 1998 and June 28, 1997, the Company also has an employee loan outstanding in the amount of $68,000 and $56,000, respectively. This loan was made in two payments, $12,000 in fiscal year 1998 and $56,000 was made during fiscal year 1996 and bears no interest through April 1997. Effective April 1997 this loan was renewed, and interest shall accrue on the outstanding principal of the note and shall be payable at a rate of 8.5% per annum, commencing April 2000. The note is due in full in April 2002. The employee will pay against the principal with 50% of all future cash bonuses earned with the Company and any additional payments made by the employee, until the loan is relinquished. This loan was established as a part of the employee's employment contract.

       During fiscal year 1999, the Company issued two employee loans in the amount of $55,000 and $85,000. The loan of $55,000 was collateralized by the employee's first residence and bears interest of 6.5% per annum. The payment of the note is payable from the net equity proceeds on the sale of the collateralized property and shall be deemed payable in full within two years from the date of the note if the property is not sooner sold. The loan of $85,000 is collateralized by the employee's home and bears interest at 6.6% per annum. The payment of the note is due and payable in full five years from the date of the loan or six months after the employee's termination whichever comes first. During fiscal year 1999, $23,000 was collected on the $55,000 notes and subsequent to 1999, an additional $20,000 was received as well as $20,000 against the $85,000 note.

                ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN

       On August 6, 1999, the Board adopted the Cuisine Solutions, Inc. 1999 Stock Option Plan (the "1999 Plan"), subject to stockholder approval prior to December 31, 1999. The 1999 Plan will become effective on the date of its approval by the stockholders. The 1999 Plan is intended to promote the interests of the Company and its stockholders by attracting and retaining eligible employees and consultants of the Company and its subsidiaries and motivating such persons by enabling such persons to participate in the long-term growth and financial success of the Company.

       Generally, the 1999 Plan will be administered by the Board or a committee appointed by the Board (each in such capacity, the "Administrator"). With respect to grants of stock options to employees or consultants who are also officers or directors of the Company, the 1999 Plan shall be administered by the Board or, if the Board in its discretion elects, by a committee designated by the Board. Such committee shall be composed solely of two or more non-employee directors (as determined in accordance with Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). If permitted or required by Rule 16b-3 or other applicable law, the 1999 Plan may be administered by different bodies with respect to different groups or classes of persons eligible to receive awards under the 1999 Plan.

       The 1999 Plan provides for the granting of stock options. A stock option award grants the recipient the right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, subject to the terms of the 1999 Plan and such other terms and conditions as the Administrator may determine in accordance with the 1999 Plan. All stock option awards granted under the 1999 Plan are nonqualified stock options. The exercise price of all stock option awards under the 1999 Plan is payable, as determined by the Administrator, in cash, in shares of already owned Common Stock (provided such shares were owned by the participant for at least six months prior to such payment), in any combination of cash and shares, or by any other method deemed appropriate by the Administrator.

       The 1999 Plan provides that the total number of shares of Common Stock with respect to which awards may be granted under the 1999 Plan may not exceed 2,600,000 shares (subject to adjustment in the event of any extraordinary dividend, any increase or decrease in the number of issued shares of Common Stock and any conversion of Common Stock into other securities or property resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, or other such change). As of the date hereof, approximately 40 persons are eligible to participate in the 1999 Plan. No payments or contributions are required to be made by the persons who participate in the 1999 Plan other than the payment of any purchase price upon the exercise of a stock option. Subject to certain exceptions set forth in the 1999 Plan, upon termination of employment or service of a participant with the Company, any stock options granted to such participant, unless otherwise determined by the Administrator, shall, to the extent not previously exercised, terminate.

       Subject to applicable law and provided that the Common Stock is not then registered under the Exchange Act, the Administrator may cause: (i) any stock option granted under the 1999 Plan to be cancelled in consideration of a cash payment or alternative grant made to the holder of such stock option equal in value to the excess of the aggregate fair market value of the Common Stock subject to such cancelled stock option over the exercise price of such cancelled stock option; and (ii) the Company to redeem any shares of Common Stock issued pursuant to an exercise of a stock option in exchange for a cash payment equal to the aggregate fair market value of the shares of Common Stock redeemed.

       Except as otherwise provided in the 1999 Plan, the Board may at any time terminate, and, from time to time, amend or modify the 1999 Plan. Any such action of the Board may be taken without the approval of the Company's stockholders, but only to the extent that such stockholder approval is not required by applicable law. Furthermore, no amendment, modification, or termination of the 1999 Plan shall adversely affect any awards already granted to a participant without his or her consent.

GRANTS UNDER THE 1999 PLAN

       Following adoption of the 1999 Plan by the Board, the Board approved the following grants of stock options under the 1999 Plan on August 6, 1999:

NAME AND POSITION                                            NUMBER OF OPTIONS             EXERCISE PRICE PER SHARE
--------------------------------------------------   ----------------------------------   ----------------------------
Non-Executive Director Group                                      350,000                           $1.125

       As summarized in the foregoing table, each of the Company's directors who are not executive officers of the Company, including Jean-Louis Vilgrain, Alexandre Vilgrain, Bruno Goussault, Carl Youngman, Charles McGettigan, David Jordan and Nancy Schaefer, were granted options to purchase 50,000 shares of Common Stock at an exercise price of $1.125 per share. Such stock options became exercisable with respect to 25% of the Common Stock covered thereby on the date of grant and will become exercisable with respect to 25% of the Common Stock covered thereby on the first, second and third anniversary of the date of grant.

       Except as set forth above, no other awards have been granted under the 1999 Plan, and the grants of all of the above awards are subject to stockholder approval. The benefits accruing pursuant to the above awards are not presently determinable.

FEDERAL INCOME TAX CONSEQUENCES OF GRANTS UNDER THE 1999 PLAN

       The following discussion generally summarizes the Federal income tax consequences to participants who may receive grants of awards under the 1999 Plan.

       For Federal income tax purposes, no income is recognized by a participant upon the grant of a stock option under the 1999 Plan. Upon the exercise of an option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of the Company's Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

       The Company generally is entitled to a deduction (subject to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option. Under Section 162(m) of the Code, the deduction allowable to the Company in a taxable year for compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of the Company (including its subsidiaries) is limited to $1,000,000 per person, subject to certain exception. The ability of the Company to claim a deduction for compensation paid to any other person is not affected by this provision.

       Information contained herein relating to the 1999 Plan is qualified in its entirety by reference to such plan, which is attached to this Proxy Statement as Appendix A.

       The following resolution will be proposed for approval by holders of the Company's Common Stock:

              RESOLVED, that the Cuisine Solutions, Inc. 1999 Stock Option Plan is hereby approved, ratified and confirmed.

       The affirmative vote of a majority of the votes cast at the meeting is required for approval of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                             INDEPENDENT ACCOUNTANTS

       Effective on October 28, 1998, the Board elected to retain Grant Thorton LLP ("Grant Thorton") as the Company's independent auditor and to dismiss KPMG Peat Marwick LLP ("KPMG"). Prior to such date, KPMG had acted as the Company's independent auditor. The decision to change auditors was approved by the Company's Audit Committee and the Board.

       The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended June 27, 1998 and June 28, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, the audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended June 27, 1998 and June 28, 1997 referred to a change in accounting method for certain inventory costs.

       During the Company's two most recent fiscal years ended June 27, 1998 and June 28, 1997, and through the subsequent interim period through October 28, 1998, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused them to make a reference to the subject matter of the disagreements in connection with its report; nor has KPMG ever presented a written report, or otherwise communicated in writing to the Company or the Board the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K.

       KPMG provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-K. Such letter is attached as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on November 3, 1998.

       It is anticipated that representatives of Grant Thorton will be present at the Annual Meeting, and will be given an opportunity to respond to appropriate stockholder questions and to make a statement, if they so desire.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

       The rules of the SEC currently provide that stockholder proposals for the 2000 Annual Meeting submitted pursuant to Rule 14a-8 of the Exchange Act must be received at the Company's principal executive office not less than 120 calendar days prior to the anniversary data of the release of the Company's proxy statement to stockholders in connection with the 1999 Annual Meeting to be considered by the Company for possible inclusion in the proxy materials for the 2000 Annual Meeting.

                                  OTHER MATTERS

       The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed proxy form will be voted in respect thereof in accordance with the judgements of the persons voting the proxies.

       It is important that the proxies be returned promptly and that your shares be represented in the Annual Meeting. Stockholders are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

       A copy of the Company's 1999 Annual Report to Stockholders accompanies this Proxy Statement. The Company has filed an Annual Report for its fiscal year ended June 26,1999 on Form 10-K with the SEC. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE FORM 10-K BY WRITING TO ROBERT MURPHY, THE CHIEF FINANCIAL OFFICER OF THE COMPANY, AT THE COMPANY'S ADDRESS. The Edgar version of the Annual Report, Form 10-K and Proxy Statement will also be available on-line through the Company's Internet web site (http://www.cuisinesolutions.com). The Company's symbol is CUIS.


By Order of the Board of Directors



Jean-Louis Vilgrain
Chairman of the Board

                                                                      APPENDIX A

                             CUISINE SOLUTIONS, INC.

                             1999 STOCK OPTION PLAN

1. ADOPTION AND PURPOSE

       CUISINE SOLUTIONS, INC. hereby adopts this 1999 Stock Option Plan dated August 6, 1999. The purposes of the Plan are to promote the interests of the Company and its stockholders by (a) attracting and retaining eligible employees and consultants of the Company and its Subsidiaries; and (b) motivating such personnel by enabling such personnel to participate in the long-term growth and financial success of the Company.

2. DEFINITIONS

       The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

       (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of this Plan.

       (b) "Applicable Laws" means all applicable provisions of state corporate and securities laws, the Securities Act, the Exchange Act, the Code, ERISA, any rules and regulations promulgated thereunder, and rules and regulations of applicable stock exchanges (including the Nasdaq Stock Market).

       (c)    "Award" means a grant of Stock Options under this Plan.

       (d) "Award Agreement" means a written agreement entered into between the Company and an Optionee setting forth the terms and conditions of an Award made to such Optionee under this Plan, in the form prescribed by the Administrator.

       (e)    "Board" means the Board of Directors of the Company.

       (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

       (g) "Committee" means a committee of directors appointed by the Board in accordance with Section 4 of this Plan.

       (h) "Common Stock" means the common stock, par value $.01 per share, of the Company.

       (i) "Company" means CUISINE SOLUTIONS, INC., a Delaware corporation with its principal place of business in Alexandria, Virginia

       (j) "Consultant" means any person not an Employee (including, without limitation, a member of the Board) who provides bona fide services to the Company or any Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

       (k) "Effective Date" means the effective date of this Plan as defined in Section 16 of this Plan.

       (l)    "Employee" means an employee of the Company or a Subsidiary.

       (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

       (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

       (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              i. If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system for such day (or, if such day is not a market trading day for the last market trading day prior to the time of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              ii. If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on such day (or if such day is not a market trading day on the last market trading day prior to the day of determination), or;

              iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

       (p) "Optionee" means an Employee or Consultant who has been granted an Award of a Stock Option under this Plan.

       (q) "Person" means an individual, corporation, trust, firm, partnership or other legal entity.

       (r)    "Plan" means this CUISINE SOLUTIONS, INC. 1999 Stock Option Plan.

       (s) "Plan Year" means an annual period coinciding with the Company's fiscal year.

       (t)    "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

       (u) "Securities Act" means the Securities Act of 1933, as amended. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

       (v) "Stock Option" means a right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time and subject to the terms of this Plan and such other terms and conditions, as the Administrator may determine in accordance with this Plan.

       (w) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

3. ELIGIBILITY

       Any Employee or Consultant selected by the Administrator is eligible to receive an Award.

4. PLAN ADMINISTRATION

       (a) General. The Plan shall be administered by the Board or a Committee appointed by the Board.

              i. Administration With Respect to Directors and Officers. With respect to grants of Stock Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered (A) by the Board, or (B) if the Board in its discretion elects, by a Committee designated by the Board to administer the Plan, which committee shall be composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, impose additional requirements on membership in order to comply with Applicable Laws, and remove all members of the Committee and thereafter directly administer the Plan, all provided that at all times during which it is the Administrator hereunder, the Committee shall be composed solely of two or more Non-Employee Directors.

              ii. Multiple Administrative Bodies. If permitted or required by Rule 16b-3 or other Applicable Laws, the Plan may be administered by different bodies with respect to different groups or classes of Persons eligible to receive Awards. Each such administrative body shall be the Administrator hereunder with respect to such groups or classes of Persons.

       (b) Powers of the Administrator. Subject to the provisions of the Plan and Applicable Laws and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

              i.     to determine the Fair Market Value of the Common Stock;

              ii. to select the Employees and Consultants to whom Awards may from time to time be granted hereunder;

              iii. to determine whether and to what extent Awards are granted hereunder;

              iv. to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

              v.     to approve forms of agreement for use under the Plan;

              vi. to determine the terms and conditions of any Award granted hereunder, including vesting schedule, period of exercisability and exercise price;

              vii. to cancel any Award in consideration of a cash payment or alternative grant made to the holder of such cancelled Award equal in value to the excess of the aggregate Fair Market Value of the Common Stock subject to such cancelled Award over the aggregate exercise price of such cancelled Award;

              viii. to cause the Company to redeem any shares of Common Stock issued pursuant to an exercise of an Award in exchange for a cash payment equal to the aggregate Fair Market Value of the shares of Common Stock redeemed; provided that the Common Stock is not then registered under the Exchange Act;

              ix. to accelerate any time period relating to the exercise or vesting of Stock Options; to extend the time period during which a Stock Option may be exercised, subject to Section 6(a); or

              x. to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

       (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Stock Options.

5. STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

       (a) The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market. Subject to adjustment in accordance with the provisions of Section 9, the total number of shares of Common Stock with respect to which Awards may be granted under this Plan may not exceed 2,600,000 shares.

       (b) There shall again be available for Awards under this Plan, shares of Common Stock represented by Awards which have been canceled, forfeited, surrendered, terminated or expire unexercised.

6. AWARDS UNDER THIS PLAN

       (a) No Stock Option shall be exercisable more than ten (10) years after the date of grant thereof.

       (b)    Each Award under this Plan shall be evidenced by an Award
Agreement.

       (c) No Stock Option granted under this Plan shall be treated as an incentive stock option within the meaning of Section 422 of the Code.

7. TERMINATION OF EMPLOYMENT

       (a) Upon termination of employment or service of an Optionee with the Company for any reason, any Stock Option previously granted to the Optionee, unless otherwise specified by the Administrator, shall, to the extent not previously exercised, terminate and become null and void, provided that:

              i. if any Optionee shall die while in the employ or service of the Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in Section 7(a)(ii) below and at a time when such Optionee was entitled to exercise a Stock Option as herein provided, the legal representative of such Optionee, or such person who acquired such Stock Option by bequest or inheritance or by reason of the death of the Optionee, may, not later than one (1) year from the date of death, exercise such Stock Option with respect to the number of shares as to which such Stock Option was exercisable on the date of death, to the extent the Stock Option has not been exercised with respect to all such shares;

              ii. if the employment or service of any Optionee to whom such Stock Option shall have been granted shall terminate by reason of the Optionee's retirement (at such age or upon such conditions as shall be specified by the Administrator, as the case may be), disability (as described in Section 22(e)(3) of the Code) or dismissal by the Company other than for cause (as defined below), and such Optionee is entitled to exercise such Stock Option on the date of retirement, disability or dismissal, such Optionee shall have the right to exercise such Stock Option so granted, to the extent the Stock Option has not been exercised, in respect of any or all of such number of shares to which such Stock Option has not been exercised at any time up to and including (A) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and
                     (B) one (1) year after the date of termination of employment in the case of termination by reason of disability.

       (b) If an Optionee voluntarily terminates his or her employment or service with the Company, or is discharged for cause, any Stock Option granted hereunder to such Optionee shall, unless otherwise specified by the Administrator, immediately terminate with respect to any unexercised portion thereof. For the purposes of the Plan, as determined by the Administrator in its sole discretion, the term "for cause" shall mean: (A) the willful commission by an Optionee of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or substantial injury to the business reputation of the Company; (B) the commission by an Optionee of an act of fraud in the performance of such Optionee's duties on behalf of the Company; or (C) the continuing willful failure of an Optionee to perform the duties of such Optionee to the Company (other than such failure resulting from the Optionee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Optionee by the Administrator. For purposes of the Plan, no act, or failure to act, on the Optionee's part shall be considered "willful" unless done or omitted to be done by the Optionee not in good faith and without reasonable belief that such Optionee's action or omission was in the best interest of the Company.

       (c) The Administrator may extend the period during which a Stock Option may be exercised to such period, not to exceed three (3) years following the termination of an Optionee's employment or service with the Company, as the Administrator may determine in its sole discretion to be appropriate in any particular instance.

8. OTHER TERMS AND CONDITIONS

       (a) Assignability. No Stock Option shall be assignable or transferable except by will or by the laws of descent and distribution and during the lifetime of an Optionee, Stock Options shall be exercisable only by such Optionee.

       (b) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Optionee is the holder of record of such shares.

       (c) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Optionee to exercise the Award.

       (d) Payments by Optionees. The Administrator may determine that Awards for which a payment is due from an Optionee may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee, which Common Stock was owned by the Optionee for at least six months prior to such delivery; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Administrator may deem appropriate.

       (e) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Optionee's FICA obligation) required to be withheld with respect to an Award, any exercise thereof, or any dividends or other distributions payable with respect thereto. Subject to the requirements of Applicable Laws, the Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit an Optionee to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value not exceeding the minimum amount required to be withheld, or (ii) delivering to the Company shares of Common Stock then owned by the Optionee.

       (f) Restrictions on Sale and Exercise. If and to the extent required to comply with rules promulgated under Section 16 of the Exchange Act, shares of Common Stock acquired pursuant to an Award granted under this Plan may not be sold or otherwise disposed of for at least six months after the date of the grant of the Award.

       (g) Requirements of Law. The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all Applicable Laws. As a condition precedent to the issuance of shares of Common Stock pursuant to the exercise of an Award, the Company may require the Optionee to take any reasonable action to comply with such Applicable Laws.

       (h) Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

       (i) Unfunded Plan. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any Person pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Optionee, Employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

       (j) Legends. Each certificate evidencing Common Stock subject to an Award shall bear such legends as the Administrator deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

       (k) Company's Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

       (l) Designation of Beneficiaries. If permitted by the Administrator, an Optionee designate a beneficiary or beneficiaries in the event of the death of the Optionee and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Administrator on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Optionee.

       (m) Buyout Provisions. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, subject to Applicable Laws, the Administrator may cause: (1) any Award granted hereunder to be cancelled in consideration of a cash payment or alternative grant made to the holder of such cancelled Award equal in value to the excess of the aggregate Fair Market Value of the Common Stock subject to such cancelled Award over the aggregate exercise price of such cancelled Award; and (2) the Company to redeem any shares of Common Stock issued pursuant to an exercise of an Award in exchange for a cash payment equal to the aggregate Fair Market Value of the shares of Common Stock redeemed; provided that the Common Stock is not then registered under the Exchange Act.

9. AMENDMENTS

       (a) Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time, may amend or modify this Plan. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by Applicable Laws, including specifically Rule 16b-3.

       (b) No amendment, modification or termination of this Plan shall in any manner adversely affect any Awards theretofore granted to an Optionee under this Plan without the consent of such Optionee.

10. RECAPITALIZATION

       The aggregate number of shares of Common Stock as to which Awards may be granted to Optionees, the number of shares covered by each outstanding Award, and the exercise price per share in each such Award, shall all be appropriately adjusted in the Board's discretion for any extraordinary dividend or for any increase or decrease in the number of issued shares of Common Stock and any conversion of Common Stock into other securities or property, resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change. Any such adjustment may provide in the Board's discretion that any fractional shares which result from such change shall be rounded, up or down, to the nearest whole number of shares.

11. NO RIGHT TO EMPLOYMENT

       No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving an Optionee the right to be retained in the employ of the Company or a Subsidiary. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Optionee's employment at any time, nor confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary.

12. GOVERNING LAW

       To the extent that federal laws do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Delaware.

13. CAPTIONS

       Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.

14. RESERVATION OF SHARES

       The Company, during the term of the Plan, will at all times reserve and keep available the number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain the necessary approvals from any regulatory body having jurisdiction or approval deemed necessary by the Company's counsel to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares of Common Stock as to which such requisite authority shall not have been obtained.

15. SAVINGS CLAUSE

       This Plan is intended to comply in all aspects with Applicable Laws, including, with respect to those Optionees who are executive officers or directors of the Company, Rule 16b-3. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under Applicable Laws (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all Applicable Laws (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, the Administrator, in its discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan with respect to Optionees who are officers or directors of the Company without so restricting, limiting or conditioning this Plan with respect to other Optionees.

16. EFFECTIVE DATE AND TERM

       The Effective Date of this Plan shall be the date of its approval by the Company's shareholders. If such approval is not obtained on or before December 31, 1999, this Plan shall terminate on such date. No new Awards shall be granted under this Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

        PROXY
CUISINE SOLUTIONS, INC.
85 S. BRAGG STREET, SUITE 600
ALEXANDRIA, VA 22312

-----------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jean-Louis Vilgrain and Stanislas Vilgrain, and each of them, as proxies, with power of substitution and hereby authorizes them to represent and to vote, as designated below, the shares of common stock of Cuisine Solutions, Inc. held of record by the undersigned on September 30, 1999 at the annual meeting of stockholders to be held on October 26, 1999 or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS:     [ ] FOR all nominees listed                      [ ] WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)         to vote for all nominees listed below

Jean-Louis Vilgrain, Stanislas Vilgrain, Alexandre Vilgrain, Bruno Goussault, David Jordan, Charles McGettigan, Nancy Schaefer and Carl M. Youngman

(INSTRUCTION: To withhold authority to vote for any individual nominee mark that nominee's name in the space provided below.)

2. 1999 STOCK OPTION PLAN:    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

   To approve or disapprove adoption of the 1999 Stock Option Plan

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        Please sign below exactly as name
                                        appears on the account. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Date:                          , 1999
                                             --------------------------

                                        -----------------------------------
                                        Signature


                                        -----------------------------------
                                        Signature if held jointly.



     PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.